CURRENT CAPITAL CORP.
                         SUITE 1905 65 QUEEN STREET WEST
                                 TORONTO ONTARIO
                                     M5H2M5
                                  416-860-0211



ATTN: DOUG RASBERRY                 RE: 12-MONTH INVESTOR RELATIONS PROGRAM
Uncommon Media (UMDA)               ---------------------------------------
33 West 54th, 2nd floor             TOTAL COSTS:
New York, NY
10019 USA


Please find below an outline of the services included in our full service Investor Relations programs.

              RETAIL COMMUNICATIONS
              Corporate Introduction to Canadian investor network and select US investors Investor Presentations Ongoing inbound/Outbound Correspondence and Email Communications

              BROKER COMMUNICATIONS
              Corporate Introduction to Canadian broker network and select US brokers Ongoing Inbound/Outbound Correspondence and Email Communications Coordination of Brokerage Conference/Meetings

              SHAREHOLDER CONVERSION/IDENTIFICATION PROGRAM
              Management of Registered Shareholders, NOBOs, and Prospect
              Database
              Outbound Correspondence and Email Communications for Lead Generation Programs
              Introduction and Ongoing Communications Support for Existing Shareholder Base

              INSTITUTIONAL COMMUNICATIONS
              Corporate Introduction to Canadian and US Institutions and fund managers
              Inbound/Outbound Correspondence and Email Communications

              ANALYST COMMUNICATIONS
              Corporate Introduction to Canadian and US institutions and fund managers Inbound/Outbound Correspondence and Email Communications Analyst field Trips

              INDUSTRY RESEARCH AND ANALYSIS
              Industry and Sector Research
              Briefing of Investor Relations Executives

              MANAGEMENT REPORTING AND FEEDBACK
              Monthly Investor Relations Report (market, industry & share performance) Call analysis report for Marketing/Lead Generation Activity

              FINANCIAL MARKETING PROGRAM
              Introduction to sponsored Newsletter Writers
              Introduction to sponsored Analysts Reports
              Expansion of Internet Marketing initiatives (as budget permits)

              FINANCIAL MEDIA AND PUBLIC RELATIONS
              Introduction to 3rd party management conference call/webcast opportunities Phone, email and fax exposure to Journalists and Editors-Financial newspapers, magazines, newsletters, websites, trade publications, etc.

              MISCELLANEOUS
              Development and Monitoring of Online Discussion Forums and Message Boards Development of Corporate Disclosure Policy Website Audit Investment Package Audit Top 20 Investment Portal Audit Identification of Joint Venture Opportunities Identification of Merge/Acquisition Opportunities Crisis Management

              UNCOMMON MEDIA                          CURRENT CAPITAL CORP.


              Lawrence Gallo                          Doug Rasberry
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Dated          6/13/01                                June 11/ 2001
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